UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
             -----------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2016
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                               HIGH INCOME LONG/SHORT FUND (FSD)
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2016

                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 First Trust High Income Long/Short Fund (FSD)
                                 Annual Report
                                October 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  17
Statement of Operations.....................................................  18
Statements of Changes in Net Assets.........................................  19
Statement of Cash Flows.....................................................  20
Financial Highlights........................................................  21
Notes to Financial Statements...............................................  22
Report of Independent Registered Public Accounting Firm.....................  30
Additional Information......................................................  31
Board of Trustees and Officers..............................................  36
Privacy Policy..............................................................  38

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 First Trust High Income Long/Short Fund (FSD)
                    Annual Letter from the Chairman and CEO
                                October 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust High Income Long/Short Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
"AT A GLANCE"
October 31, 2016 (Unaudited)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on NYSE                                                             FSD
Common Share Price                                                      $15.52
Common Share Net Asset Value ("NAV")                                    $17.71
Premium (Discount) to NAV                                               (12.37)%
Net Assets Applicable to Common Shares                            $624,108,779
Current Monthly Distribution per Common Share (1)                      $0.0950
Current Annualized Distribution per Common Share                       $1.1400
Current Distribution Rate on Closing Common Share Price (2)               7.35%
Current Distribution Rate on NAV (2)                                      6.44%

--------------------------------------------------------------------------------
                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------------------------------
            Common Share Price              NAV
 10/15            14.96                    17.28
                  14.63                    17.11
                  14.26                    16.83
                  14.34                    16.78
 11/15            14.15                    16.75
                  14.11                    16.65
                  13.58                    16.30
                  13.93                    16.29
                  14.21                    16.38
 12/15            14.08                    16.41
                  13.90                    16.27
                  13.28                    15.94
                  13.28                    15.97
 1/16             13.73                    16.14
                  13.45                    15.88
                  13.28                    15.60
                  13.66                    15.79
 2/16             13.73                    16.06
                  14.32                    16.37
                  14.59                    16.51
                  14.80                    16.67
 3/16             14.60                    16.57
                  14.51                    16.55
                  14.56                    16.62
                  14.61                    16.83
                  14.86                    16.95
 4/16             14.90                    17.02
                  14.55                    16.78
                  14.54                    16.83
                  14.62                    16.84
 5/16             14.82                    16.96
                  14.78                    16.89
                  14.90                    17.04
                  14.77                    16.90
 6/16             14.66                    16.93
                  14.73                    17.02
                  14.98                    17.23
                  15.14                    17.48
                  15.27                    17.53
 7/16             15.31                    17.45
                  15.33                    17.47
                  15.50                    17.62
                  15.74                    17.69
 8/16             15.80                    17.74
                  15.76                    17.69
                  15.45                    17.68
                  15.45                    17.51
                  15.47                    17.71
 9/16             15.59                    17.79
                  15.45                    17.78
                  15.39                    17.78
                  15.61                    17.89
                  15.53                    17.78
 10/16            15.52                    17.71

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Average Annual Total Return
                                                                                            -------------------------------------
                                                                           1 Year Ended     5 Years Ended     Inception (9/27/10)
                                                                             10/31/16         10/31/16            to 10/31/16
FUND PERFORMANCE (3)
NAV                                                                           10.24%            8.09%                6.80%
Market Value                                                                  11.58%            6.74%                3.72%

INDEX PERFORMANCE
BofA Merrill Lynch US High Yield Constrained Index                            10.18%            7.07%                7.10%
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS (4)
----------------------------------------------------------
Basic Industry                                  13.3%
Energy                                           9.1
Telecommunications                               8.8
Capital Goods                                    8.4
Healthcare                                       8.1
Media                                            7.0
Technology & Electronics                         5.8
Automotive                                       5.3
Leisure                                          5.3
Services                                         5.2
Banking                                          4.9
Transportation                                   3.7
Financial Services                               3.7
Consumer Goods                                   3.3
Insurance                                        3.2
Retail                                           2.3
Commercial Mortgage-Backed Securities            0.9
Utility                                          0.7
Real Estate                                      0.5
Collateralized Mortgage Obligations              0.4
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                             % OF TOTAL
COUNTRY EXPOSURE                           INVESTMENTS (4)
----------------------------------------------------------
United States                                   83.5%
Luxembourg                                       4.6
Canada                                           2.6
Ireland                                          1.6
Netherlands                                      1.3
United Kingdom                                   1.1
Liberia                                          0.9
Germany                                          0.7
Finland                                          0.6
Jersey                                           0.6
Australia                                        0.6
Cayman Islands                                   0.6
France                                           0.5
Bermuda                                          0.4
Mexico                                           0.3
Sweden                                           0.1
Brazil                                           0.0*
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                           % OF LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS (4)
----------------------------------------------------------
Corporate Bonds and Notes                       74.3%
Foreign Corporate Bonds and Notes               15.2
Capital Preferred Securities                     6.9
Senior Floating-Rate Loan Interests              2.2
Mortgage-Backed Securities                       1.3
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

----------------------------------------------------------
                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (5)                         INVESTMENTS (4)
----------------------------------------------------------
BBB- and above                                  11.7%
BB                                              50.9
B                                               30.8
CCC+ and below                                   6.0
NR                                               0.6
                                               ------
                                 Total         100.0%
                                               ======

* Amount is less than 0.1%.

(1) Most recent distribution paid or declared through 10/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Percentages are based on the long positions only. Short positions are excluded.

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    - Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2016, MacKay had approximately $96.6 billion in assets under management.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD - EXECUTIVE MANAGING DIRECTOR, HEAD OF GLOBAL FIXED INCOME
   DIVISION AND ITS CHIEF INVESTMENT OFFICER
LOUIS N. COHEN, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION MICHAEL KIMBLE, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Taylor Wagenseil has stepped down from the Portfolio Management Team pursuant to his plans to retire in 2017.

MARKET RECAP

This report covers the Fund for the 12-month period ended October 31, 2016.

During the 12-month period ended October 31, 2016, the appetite for risk in general shifted dramatically from high anxiety into a large rally fueled by rebounding commodity prices, stable global economic growth, and accommodative central banks. U.S. high-yield bonds were the best-performing risk sector for the period, returning 10.18%, as measured by the BofA Merrill Lynch US High Yield Constrained Index. The S&P 500(R) Index, which tracks large capitalization U.S. equities, gained 4.51%. U.S. Treasuries followed; the BofA Merrill Lynch 10 Year US Treasury returned 4.24%. Alternatively, international equities, as measured by the MSCI EAFE Index, delivered a negative return for the year, declining -2.74%.

Reflecting back to the end of 2015, markets experienced a spike in risk aversion during November and December following strong positive performance in October. A variety of events exacerbated investors' anxiety during the fourth quarter. Oil prices continued to decline, stocks exhibited increased volatility, and credit-sensitive fixed-income mutual fund outflows accelerated -- especially domestic high-yield funds. Despite a tough start to the new calendar year, the first quarter of 2016 concluded with a significant rally in credit-sensitive assets. A variety of market positive catalysts emerged that alleviated the major concerns surrounding central bank activity, weak commodity prices, and global growth. Citing "global economic and financial developments", Federal Open Market Committee ("FOMC") minutes dampened fears that the pace of future rate hikes were on auto-pilot. The European Central Bank ("ECB") announced additional Quantitative Easing ("QE") by increasing their monthly bond purchase limit from
(euro)60 billion to (euro)80 billion. West Texas Intermediate ("WTI") oil prices rebounded from a low of approximately $26 per barrel, and the prices of other major industrial commodities rose from their lows as well.

The second quarter of 2016 was dominated by the surprise advisory vote in the UK to leave the European Union ("Brexit") which will not take effect until Parliament actually votes to invoke Article 50 of the Lisbon Treaty. Capital markets remained orderly the day after the Brexit vote, and bid/ask spreads for credit were within normal bands. Prior to the 'Leave' vote, the quarter was marked by an increasingly narrow rally in high yield with commodities-oriented credits performing the best.

During the third quarter, developed market central banks continued on a path of extraordinary accommodation that flattened yield curves and drove a global reach for yield that benefited U.S. credit and other higher beta markets such as emerging market debt. Developed market macro-economic results remained sluggish but positive with China growth holding up, the macro impact of Brexit less than feared (or simply delayed), and some deflationary concerns abating. Energy prices remain a focal point for markets. WTI gyrated during the period; it plummeted 15% to approximately $41 a barrel in July but recovered to $48 a barrel after the Organization of the Petroleum Exporting Countries ("OPEC") agreed to unspecified production limits in the future.

In summary, quantitative easing abroad remains highly impactful. Approximately 75% of the investable universe of global bonds yielded 2% or less by mid-year with around 25% yielding zero or less. As measured by the widely watched Bloomberg Barclays Global Aggregate Bond Index, $11.6 trillion of debt has negative yields which is down slightly from June's peak of $11.9 trillion. Low and/or negative yields abroad have provided a technical bid for U.S high-yield bonds.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

The high-yield asset class delivered strong returns over the last year, primarily led by commodities (metals & mining, steel and energy) as well as lower-rated assets (CCC and below rated securities). For the 12-month period ended October 31, 2016, there were net outflows of $4.4 billion from high-yield mutual funds, according to Lipper, largely representing the outflow experienced at the end of 2015. This is a great improvement from outflows of $9.3 billion experienced the prior year. $11 billion has flowed into the asset class calendar year-to-date, with October representing the fourth consecutive month of inflows. New issuance, according to JP Morgan, was $280 billion for the 12-month period ended October 31, 2016, slightly down from the prior year which experienced $300 billion in issuance.

PERFORMANCE ANALYSIS

The Fund outperformed its benchmark, the BofA Merrill Lynch US High Yield Constrained Index(1), on a total gross return(2), share price and net asset value ("NAV") basis for the 12-month period ended October 31, 2016. The Fund returned 11.58% and 10.24% on a share price and NAV basis respectively, compared with the benchmark, which gained 10.18% during the period. The Fund's overweight positioning within the steel sector, as well as the underweight exposure to the retail sector was beneficial to performance, whereas the Fund's underweight positioning within the energy sector as well overweight exposure in the services sector detracted from relative performance.

Given the improved conditions in the high-yield market, effective leverage from short sales within the Fund was increased during the year, primarily focusing on the non-commodity related sectors. We maintained a short position in U.S. Treasury bonds which is expressed at the front end of the curve and used to reduce the portfolio's exposure to interest rate risk, while at the same time purchasing additional high-yield securities to lever up the portfolio. Given the general decline in U.S. Treasury rates over the year, the short U.S. Treasury positions detracted from performance, however, the Fund benefited from its additional long exposure to high-yield bonds, offset slightly by the borrowing costs involved, as the high-yield market rallied in the period.

Aside from resource producers and a handful of idiosyncratic names with credit deterioration, the credit fundamentals of the high-yield market are broadly sound in our view. However, we note that low profit growth in the U.S., generally, has led to a variety of outcomes that are not always beneficial to bond holders. Low return on capital, an uptick in leverage, and downtick in interest coverage ratios have led to an increase in idiosyncratic risk as some company managers stretch to boost profits. We are also monitoring stock buybacks, the squeezing of suppliers and strategic partners, and merger and acquisition activity designed to improve the bottom line and/or equity prices.

At this time, we remain comfortable with our positioning in FSD.

OUTLOOK

With regard to the results of the recent U.S. presidential election, our pre- and post-election views are unchanged. Leading up to the elections, we anticipated immediate market volatility in the event of a Trump victory but we did not believe there would be a sudden deterioration of credit fundamentals. In fact within the week following the election, corporate bonds, both investment grade and high yield, have been well bid and credit spreads have tightened. The biggest move we have seen is in the US Treasury market, where the yield curve continues to steepen as rates back-up. While the steepening of the yield curve may continue, in anticipation of greater fiscal stimulus and higher potential for inflation, the magnitude will ultimately depend on the scope and scale of infrastructure spending and tax cuts that President elect Trump is proposing. We think there is a ceiling to rates until greater clarity is offered from the new administration next year. On the economy, Trump's fiscal platform calls for an increase in fiscal spending (especially on infrastructure) and lower taxes for

-----------------------------

(1) The BofA Merrill Lynch US High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.

(2) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

This material contains the opinions of the Global Fixed Income team of MacKay Shields LLC but not necessarily those of MacKay Shields LLC. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

households and businesses. This should be stimulative for the economy in the short to medium term as it should lead to an increase in confidence, jobs, and discretionary income. We expect these policies would also result in an increase in the deficit and debt levels in the country. In order to fund the deficit we would expect to see the government issue more bonds. We expect all of this to result in the continuation of spread compression in the corporate bond markets and upward pressure on interest rates.

Overall, we do not expect the US to fall into a recession anytime soon for a number of fundamental reasons outside of the political arena. The fundamental economic backdrop in the U.S. has been durable. Consumption is being supported by a healthy consumer enjoying wage gains from a tighter labor market, and an increase in wealth from a burgeoning housing market. Government expenditures have been increasing and real non-residential fixed investment is still growing outside of the commodity-related sectors. Continued economic growth, coupled with strong credit market technicals emanating from yield-seeking investors should lead to a further compression in credit premiums.

Notwithstanding our positive view on macro-economic conditions, extraordinary monetary accommodation is having an impact that bears monitoring. As we have communicated previously, cheap capital has been made available by a prolonged period of low interest rates. The result has been a world awash with capital and liquidity. As return on capital has fallen in concert with weakening demographics and fast-moving changes from technology, leverage has increased, interest coverage ratios have declined, and profit margins have come under pressure. As a result, a number of companies have taken on greater risk in an effort to boost profits, leading to a rise in idiosyncratic risk for bond investors. Consequently, unlike prior expansions, our positive view of the market is tempered by the need to avoid unusually high levels of idiosyncratic risk.

While we acknowledge these important risk factors, on balance credit fundamentals among U.S. issuers are broadly sound in our view. Accordingly, we believe it is still too early to step away from the market while being mindful that the next turn in the cycle may not be solely affected by central banks.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
CORPORATE BONDS AND NOTES - 92.3%

                 AUTOMOTIVE - 6.0%
$     4,725,000  Dana, Inc. (a)................................................    5.50%    12/15/24     $    4,914,000
      1,376,000  Ford Motor Co.................................................    9.22%    09/15/21          1,779,213
        220,000  Ford Motor Co.................................................    8.90%    01/15/32            302,096
      2,000,000  Ford Motor Co. (a)............................................    7.75%    06/15/43          2,567,282
      1,620,000  Ford Motor Co.................................................    9.98%    02/15/47          2,557,585
      4,635,000  Gates Global LLC/Gates Global Co. (b).........................    6.00%    07/15/22          4,403,250
      4,396,000  Goodyear Tire & Rubber (The) Co. (a)..........................    7.00%    05/15/22          4,632,285
      1,500,000  Goodyear Tire & Rubber (The) Co...............................    5.00%    05/31/26          1,516,875
      4,720,000  MPG Holdco I, Inc. (a)........................................    7.38%    10/15/22          4,832,100
      3,472,000  Navistar International Corp. (a)..............................    8.25%    11/01/21          3,415,580
      2,320,000  Tenneco, Inc..................................................    5.00%    07/15/26          2,337,400
      3,705,000  ZF North America Capital, Inc. (b)............................    4.75%    04/29/25          3,922,669
                                                                                                         --------------
                                                                                                             37,180,335
                                                                                                         --------------

                 Banking - 1.4%
        612,000  Ally Financial, Inc...........................................    8.00%    11/01/31            735,930
      6,595,000  Ally Financial, Inc. (a)......................................    8.00%    11/01/31          7,914,000
                                                                                                         --------------
                                                                                                              8,649,930
                                                                                                         --------------

                 Basic Industry - 11.0%
        440,000  AK Steel Corp.................................................    7.63%    05/15/20            444,400
        650,000  AK Steel Corp. (a)............................................    7.63%    10/01/21            650,000
      4,500,000  AK Steel Corp.................................................    8.38%    04/01/22          4,567,500
        925,000  AK Steel Corp.................................................    7.50%    07/15/23            999,000
      4,604,000  Aleris International, Inc.....................................    7.88%    11/01/20          4,627,020
      2,875,000  Beazer Homes USA, Inc. (b)....................................    8.75%    03/15/22          3,061,875
      5,500,000  CalAtlantic Group, Inc. (a)...................................    8.38%    05/15/18          6,022,500
        500,000  CalAtlantic Group, Inc........................................    5.88%    11/15/24            536,250
      1,580,000  Cliffs Natural Resources, Inc.................................    4.88%    04/01/21          1,339,050
        200,000  Freeport-McMoRan, Inc.........................................    4.00%    11/14/21            190,000
      2,010,000  Freeport-McMoRan, Inc.........................................    3.55%    03/01/22          1,854,225
      3,070,000  Freeport-McMoRan, Inc.........................................    3.88%    03/15/23          2,786,025
      2,470,000  Hexion, Inc. (a)..............................................    8.88%    02/01/18          2,360,085
      1,873,000  K Hovnanian Enterprises, Inc. (b).............................    7.00%    01/15/19          1,320,465
      2,800,000  K Hovnanian Enterprises, Inc. (b).............................    7.25%    10/15/20          2,534,000
      3,479,000  KB Home (a)...................................................    7.50%    09/15/22          3,783,412
      3,730,000  Meritage Homes Corp...........................................    6.00%    06/01/25          3,953,800
      1,840,000  Momentive Performance Escrow Claim (c) (d) (e) (f)............     N/A       N/A                     2
      1,840,000  Momentive Performance Materials, Inc. (a) (c).................    4.69%    04/24/22          1,444,400
      1,815,000  Novelis Corp. (b).............................................    6.25%    08/15/24          1,892,138
      2,862,000  Novelis Corp. (b).............................................    5.88%    09/30/26          2,904,930
      2,060,000  PQ Corp. (b)..................................................    6.75%    11/15/22          2,227,375
      1,780,000  PulteGroup, Inc. (a)..........................................    7.63%    10/15/17          1,886,800
      4,570,000  PulteGroup, Inc. (a)..........................................    7.88%    06/15/32          5,232,650
      2,375,000  Shea Homes L.P./Shea Homes Funding Corp. (b)..................    6.13%    04/01/25          2,351,250
      4,465,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a).............    5.88%    06/15/24          4,649,181
      1,114,000  United States Steel Corp......................................    7.38%    04/01/20          1,114,000


Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
CORPORATE BONDS AND NOTES (Continued)

                 Basic Industry (Continued)
$     4,000,000  USG Corp. (b).................................................    5.88%    11/01/21     $    4,195,000
                                                                                                         --------------
                                                                                                             68,927,333
                                                                                                         --------------

                 Capital Goods - 7.7%
      3,595,000  Ball Corp.....................................................    4.00%    11/15/23          3,649,824
      4,000,000  Crown Americas LLC/Crown Americas Capital Corp. IV (a)........    4.50%    01/15/23          4,120,000
      5,445,000  KLX, Inc. (b).................................................    5.88%    12/01/22          5,568,601
      2,595,000  Milacron LLC/Mcron Finance Corp. (b)..........................    7.75%    02/15/21          2,666,363
      1,575,000  Orbital ATK, Inc..............................................    5.50%    10/01/23          1,645,875
      3,315,000  Owens-Brockway Glass Container, Inc. (b)......................    5.00%    01/15/22          3,480,750
        432,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                   LLC/Reynolds Group Issuer LU................................    9.88%    08/15/19            443,340
      1,775,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                   LLC/Reynolds Group Issuer LU................................    8.25%    02/15/21          1,855,763
      6,700,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer
                   LLC/Reynolds Group Issuer LU (a) (b)........................    5.13%    07/15/23          6,886,327
      4,375,000  Sealed Air Corp. (b)..........................................    5.50%    09/15/25          4,675,781
      5,050,000  Terex Corp....................................................    6.00%    05/15/21          5,157,312
      3,590,000  TransDigm, Inc. (a)...........................................    6.00%    07/15/22          3,760,525
      4,500,000  Triumph Group, Inc............................................    4.88%    04/01/21          4,185,000
                                                                                                         --------------
                                                                                                             48,095,461
                                                                                                         --------------

                 Consumer Goods - 3.6%
      2,567,000  Kraft Heinz Foods Co. (b).....................................    4.88%    02/15/25          2,822,529
      3,565,000  Kronos Acquisition Holdings, Inc. (b).........................    9.00%    08/15/23          3,671,950
      2,325,000  Pilgrim's Pride Corp. (b).....................................    5.75%    03/15/25          2,388,938
      3,610,000  Post Holdings, Inc. (b).......................................    5.00%    08/15/26          3,510,725
      2,240,000  Smithfield Foods, Inc.........................................    6.63%    08/15/22          2,371,600
      4,585,000  Spectrum Brands, Inc..........................................    5.75%    07/15/25          4,986,187
      2,400,000  US Foods, Inc. (b)............................................    5.88%    06/15/24          2,508,000
                                                                                                         --------------
                                                                                                             22,259,929
                                                                                                         --------------

                 Energy - 8.6%
      5,000,000  AmeriGas Partners L.P./AmeriGas Finance Corp..................    5.88%    08/20/26          5,262,500
      1,426,000  California Resources Corp. (b)................................    8.00%    12/15/22            969,680
      2,410,000  Carrizo Oil & Gas, Inc........................................    6.25%    04/15/23          2,488,325
      5,470,000  CITGO Petroleum Corp. (b).....................................    6.25%    08/15/22          5,620,425
      4,475,000  Continental Resources, Inc....................................    5.00%    09/15/22          4,396,687
      3,170,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                    Finance Corp...............................................    6.25%    04/01/23          3,225,475
      6,700,000  Denbury Resources, Inc. (a)...................................    5.50%    05/01/22          5,326,500
      2,305,000  Hilcorp Energy I L.P./ Hilcorp Finance Co. (b)................    5.00%    12/01/24          2,258,900
      3,960,000  Hornbeck Offshore Services, Inc. (a)..........................    5.00%    03/01/21          2,376,000
      3,535,000  PHI, Inc. (a).................................................    5.25%    03/15/19          3,437,788
      3,440,000  Sanchez Energy Corp...........................................    6.13%    01/15/23          2,958,400
        545,000  SM Energy Co. (a).............................................    5.00%    01/15/24            509,575
      2,670,000  SM Energy Co..................................................    5.63%    06/01/25          2,556,525
      2,910,000  Suburban Propane Partners L.P./Suburban Energy Finance
                    Corp.......................................................    5.75%    03/01/25          2,982,750
      1,900,000  Sunoco L.P./ Sunoco Finance Corp..............................    5.50%    08/01/20          1,930,875


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
CORPORATE BONDS AND NOTES (Continued)

                 Energy (Continued)
$     1,560,000  Sunoco L.P./ Sunoco Finance Corp..............................    6.38%    04/01/23     $    1,602,900
      1,395,000  Valero Energy Corp............................................    6.63%    06/15/37          1,637,448
      4,325,000  Whiting Petroleum Corp........................................    5.75%    03/15/21          4,033,063
                                                                                                         --------------
                                                                                                             53,573,816
                                                                                                         --------------

                 Financial Services - 4.5%
      6,855,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (a)....    6.00%    08/01/20          6,769,312
      1,190,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp.........    5.88%    02/01/22          1,137,938
      7,265,000  Navient Corp. (a).............................................    8.00%    03/25/20          7,900,687
      5,150,000  OneMain Financial Holdings, Inc. (a) (b)......................    7.25%    12/15/21          5,356,000
      2,395,000  Springleaf Finance Corp.......................................    6.00%    06/01/20          2,424,938
      4,555,000  Springleaf Finance Corp. (a)..................................    7.75%    10/01/21          4,762,936
                                                                                                         --------------
                                                                                                             28,351,811
                                                                                                         --------------

                 Healthcare - 7.7%
      3,999,000  Alere, Inc....................................................    7.25%    07/01/18          4,071,482
      1,265,000  Alere, Inc....................................................    6.50%    06/15/20          1,287,656
      4,175,000  CHS/Community Health Systems, Inc.............................    6.88%    02/01/22          3,204,312
      2,500,000  DaVita, Inc. (a)..............................................    5.75%    08/15/22          2,571,925
      3,775,000  DaVita, Inc...................................................    5.00%    05/01/25          3,652,312
      3,900,000  Double Eagle Acquisition Sub, Inc. (b)........................    7.50%    10/01/24          4,026,750
      4,000,000  Greatbatch Ltd. (b)...........................................    9.13%    11/01/23          3,850,000
      1,500,000  HCA, Inc......................................................    5.88%    05/01/23          1,595,160
     10,850,000  HCA, Inc. (a).................................................    5.00%    03/15/24         11,327,400
      4,585,000  Hologic, Inc. (b).............................................    5.25%    07/15/22          4,866,290
      4,315,000  MPH Acquisition Holdings LLC (a) (b)..........................    7.13%    06/01/24          4,627,406
      3,195,000  Tenet Healthcare Corp.........................................    8.13%    04/01/22          3,139,088
                                                                                                         --------------
                                                                                                             48,219,781
                                                                                                         --------------

                 Leisure - 5.4%
      4,225,000  ClubCorp Club Operations, Inc. (b)............................    8.25%    12/15/23          4,520,750
      1,980,000  GLP Capital L.P./GLP Financing II, Inc........................    5.38%    04/15/26          2,108,700
      1,475,000  Isle of Capri Casinos, Inc....................................    5.88%    03/15/21          1,534,922
      3,670,000  Live Nation Entertainment, Inc. (b)...........................    4.88%    11/01/24          3,670,000
      9,175,000  MGM Resorts International (a).................................    6.75%    10/01/20         10,230,125
      2,765,000  Scientific Games International, Inc. (a) (b)..................    7.00%    01/01/22          2,954,679
      2,175,000  Scientific Games International, Inc. (a)......................   10.00%    12/01/22          2,022,750
      6,975,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (b)...........    5.50%    03/01/25          7,009,875
                                                                                                         --------------
                                                                                                             34,051,801
                                                                                                         --------------

                 Media - 6.2%
      7,245,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a)...............    5.75%    01/15/24          7,679,700
      2,370,000  CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)...........    5.75%    02/15/26          2,475,169
      2,730,000  Clear Channel Worldwide Holdings, Inc., Series B..............    7.63%    03/15/20          2,654,925
      2,841,000  Clear Channel Worldwide Holdings, Inc., Series B..............    6.50%    11/15/22          2,907,764
        180,000  CSC Holdings LLC (b)..........................................    6.63%    10/15/25            195,525
      2,325,000  CSC Holdings LLC (b)..........................................    5.50%    04/15/27          2,364,234
      6,430,000  Dish DBS Corp. (a)............................................    6.75%    06/01/21          6,924,338
        559,000  iHeartCommunications, Inc.....................................    5.50%    12/15/16            553,410
      8,790,000  iHeartCommunications, Inc. (a)................................    9.00%    03/01/21          6,317,813


Page 8                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
CORPORATE BONDS AND NOTES (Continued)

                 Media (Continued)
$     2,515,000  Lamar Media Corp..............................................    5.75%     02/01/26    $    2,702,116
      3,725,000  Sirius XM Radio, Inc. (a) (b).................................    5.38%     07/15/26         3,792,534
                                                                                                         --------------
                                                                                                             38,567,528
                                                                                                         --------------

                 Real Estate - 0.6%
      4,000,000  ESH Hospitality, Inc. (b).....................................    5.25%    05/01/25          3,970,000
                                                                                                         --------------

                 Retail - 2.8%
      3,845,000  Dollar Tree, Inc..............................................    5.75%    03/01/23          4,114,150
      6,395,000  Hanesbrands, Inc. (a) (b).....................................    4.63%    05/15/24          6,534,891
      3,300,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America
                    LLC (b)....................................................    5.25%    06/01/26          3,448,500
      3,500,000  Murphy Oil USA, Inc...........................................    6.00%    08/15/23          3,701,250
                                                                                                         --------------
                                                                                                             17,798,791
                                                                                                         --------------

                 Services - 5.4%
      2,120,000  Acosta, Inc. (a) (b)..........................................    7.75%    10/01/22          1,828,500
      1,095,000  Ashtead Capital, Inc. (b).....................................    6.50%    07/15/22          1,153,856
      3,380,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc...........    5.50%    04/01/23          3,358,875
      1,810,000  GEO (The) Group, Inc..........................................    6.00%    04/15/26          1,570,175
      4,075,000  Herc Rentals, Inc. (b)........................................    7.50%    06/01/22          4,085,188
      1,200,000  Herc Rentals, Inc. (b)........................................    7.75%    06/01/24          1,209,000
      3,000,000  Hertz (The) Corp. (b).........................................    5.50%    10/15/24          2,920,200
      4,607,000  Iron Mountain, Inc. (b).......................................    6.00%    10/01/20          4,889,179
      4,250,000  Iron Mountain, Inc............................................    5.75%    08/15/24          4,377,500
        367,000  United Rentals North America, Inc.............................    7.63%    04/15/22            392,095
      3,097,000  United Rentals North America, Inc.............................    6.13%    06/15/23          3,251,850
      1,400,000  United Rentals North America, Inc. (a)........................    5.50%    07/15/25          1,422,750
      2,900,000  United Rentals North America, Inc.............................    5.88%    09/15/26          2,968,440
                                                                                                         --------------
                                                                                                             33,427,608
                                                                                                         --------------

                 Technology & Electronics - 6.1%
      3,780,000  CommScope, Inc. (b)...........................................    5.00%    06/15/21          3,879,225
      6,433,000  First Data Corp. (a) (b)......................................    7.00%    12/01/23          6,754,650
      3,370,000  Match Group, Inc..............................................    6.38%    06/01/24          3,652,238
      3,385,000  MSCI, Inc. (b)................................................    5.75%    08/15/25          3,615,688
      4,715,000  NCR Corp......................................................    6.38%    12/15/23          5,009,687
      3,519,000  PTC, Inc......................................................    6.00%    05/15/24          3,730,140
      4,475,000  Qorvo, Inc....................................................    7.00%    12/01/25          4,922,500
      5,910,000  Zebra Technologies Corp. (a)..................................    7.25%    10/15/22          6,397,575
                                                                                                         --------------
                                                                                                             37,961,703
                                                                                                         --------------

                 Telecommunications - 10.3%
      4,985,000  CenturyLink, Inc., Series P (a)...............................    7.60%    09/15/39          4,461,575
      2,640,000  Diamond 1 Finance Corp./Diamond 2 Finance Corp. (b)...........    8.35%    07/15/46          3,208,727
      2,025,000  Equinix, Inc. (a).............................................    5.88%    01/15/26          2,169,626
      1,550,000  Frontier Communications Corp..................................    6.25%    09/15/21          1,480,250
      6,450,000  Frontier Communications Corp. (a).............................   11.00%    09/15/25          6,628,342
      2,500,000  Frontier Communications Corp. (a).............................    9.00%    08/15/31          2,187,500
      2,306,000  Hughes Satellite Systems Corp. (b)............................    5.25%    08/01/26          2,277,175


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
CORPORATE BONDS AND NOTES (Continued)

                 Telecommunications (Continued)
$     4,070,000  Level 3 Financing, Inc. (a)...................................    5.38%    01/15/24     $    4,161,575
      2,900,000  Level 3 Financing, Inc. (b)...................................    5.25%    03/15/26          2,950,750
      2,570,000  Sprint Capital Corp...........................................    6.88%    11/15/28          2,370,825
     11,425,000  Sprint Capital Corp. (a)......................................    8.75%    03/15/32         11,624,937
      3,070,000  Sprint Communications, Inc. (a)...............................    9.25%    04/15/22          3,423,050
      7,900,000  T-Mobile USA, Inc. (a)........................................    6.00%    03/01/23          8,334,500
      2,925,000  T-Mobile USA, Inc.............................................    6.00%    04/15/24          3,118,781
      1,700,000  T-Mobile USA, Inc.............................................    6.50%    01/15/26          1,867,790
      2,428,000  ViaSat, Inc. (a)..............................................    6.88%    06/15/20          2,514,498
      1,500,000  Windstream Services LLC.......................................    6.38%    08/01/23          1,335,000
                                                                                                         --------------
                                                                                                             64,114,901
                                                                                                         --------------

                 Transportation - 4.1%
      2,000,000  American Airlines Group, Inc..................................    6.13%    06/01/18          2,087,500
      3,400,000  American Airlines Group, Inc. (b).............................    4.63%    03/01/20          3,434,000
      1,532,210  Continental Airlines 2003-ERJ1 Pass Through Trust.............    7.88%    07/02/18          1,600,210
      1,504,881  Continental Airlines 2005-ERJ1 Pass Through Trust (a).........    9.80%    04/01/21          1,661,012
      1,190,105  Delta Air Lines 2009-1 Series B Pass Through Trust............    9.75%    12/17/16          1,204,041
      1,786,561  Northwest Airlines 2001-1 Class B Pass Through Trust..........    7.69%    04/01/17          1,829,885
      5,935,912  US Airways 2000-3C Pass Through Trust.........................    8.39%    03/01/22          6,588,862
      6,775,000  XPO Logistics, Inc. (a) (b)...................................    6.50%    06/15/22          7,062,938
                                                                                                         --------------
                                                                                                             25,468,448
                                                                                                         --------------

                 Utility - 0.9%
      5,660,000  Calpine Corp. (a).............................................    5.75%    01/15/25          5,525,575
                                                                                                         --------------
                 TOTAL CORPORATE BONDS AND NOTES....................................................        576,144,751
                 (Cost $561,567,426)                                                                     --------------


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------     --------------
FOREIGN CORPORATE BONDS AND NOTES - 18.8%

                 Basic Industry - 5.4%
        709,000  Anglo American Capital PLC (USD) (b)..........................    4.13%    04/15/21            720,255
      1,401,000  Anglo American Capital PLC (USD) (b)..........................    4.88%    05/14/25          1,432,523
      2,648,000  ArcelorMittal (USD)...........................................    7.25%    02/25/22          3,018,720
      8,362,000  ArcelorMittal (USD) (a).......................................    8.00%    10/15/39          9,030,960
      2,000,000  Cemex SAB de CV (USD) (b).....................................    7.75%    04/16/26          2,246,200
      1,670,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)................    6.88%    04/01/22          1,728,784
      2,345,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)................    9.75%    03/01/22          2,731,925
        140,000  Masonite International Corp. (USD) (b)........................    5.63%    03/15/23            145,600
      3,300,000  MMC Norilsk Nickel OJSC via MMC Finance DAC (USD) (b).........    6.63%    10/14/22          3,690,076
      4,200,000  Stora Enso OYJ (USD) (b)......................................    7.25%    04/15/36          4,756,920
      2,505,000  Teck Resources Ltd. (USD).....................................    6.00%    08/15/40          2,429,850
      1,795,000  Teck Resources Ltd. (USD).....................................    6.25%    07/15/41          1,786,025
                                                                                                         --------------
                                                                                                             33,717,838
                                                                                                         --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------     --------------
FOREIGN CORPORATE BONDS AND NOTES (Continued)

                 Capital Goods - 2.2%
      3,000,000  Albea Beauty Holdings S.A. (USD) (b)..........................    8.38%    11/01/19     $    3,123,750
        900,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
                    (USD) (b)..................................................    6.00%    06/30/21            927,000
      5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
                    (USD) (a) (b)..............................................    7.25%    05/15/24          5,406,000
      3,730,000  Bombardier, Inc. (USD) (b)....................................    6.00%    10/15/22          3,329,025
      1,390,000  Bombardier, Inc. (USD) (b)....................................    6.13%    01/15/23          1,213,498
                                                                                                         --------------
                                                                                                             13,999,273
                                                                                                         --------------

                 Consumer Goods - 0.5%
      3,425,000  Minerva Luxembourg S.A. (USD) (b).............................    6.50%    09/20/26          3,367,289
                                                                                                         --------------

                 Energy - 2.8%
      1,875,000  Cenovus Energy, Inc. (USD)....................................    6.75%    11/15/39          2,099,451
      1,500,000  CGG S.A. (USD)................................................    6.50%    06/01/21            765,000
      1,323,000  CHC Helicopter S.A. (USD) (g).................................    9.25%    10/15/20            658,192
      2,750,000  Gazprom OAO Via Gaz Capital S.A. (USD) (b)....................    8.63%    04/28/34          3,540,369
        970,000  Petrobras Global Finance B.V. (USD)...........................    6.25%    03/17/24            961,270
      4,350,000  Petrobras Global Finance B.V. (USD)...........................    6.88%    01/20/40          3,915,000
      2,120,000  Petrobras Global Finance B.V. (USD)...........................    7.25%    03/17/44          1,961,000
        100,000  Petrobras Global Finance B.V. (USD)...........................    8.75%    05/23/26            112,900
      1,600,000  Precision Drilling Corp. (USD)................................    6.63%    11/15/20          1,566,000
      1,735,000  Precision Drilling Corp. (USD)................................    6.50%    12/15/21          1,685,119
                                                                                                         --------------
                                                                                                             17,264,301
                                                                                                         --------------

                 Healthcare - 1.4%
      2,625,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (USD) (a) (b).....    6.50%    02/01/25          2,224,687
        605,000  Mallinckrodt International Finance S.A./Mallinckrodt CB LLC
                    (USD) (b)..................................................    5.75%    08/01/22            576,263
      5,375,000  Valeant Pharmaceuticals International, Inc. (USD) (b).........    7.50%    07/15/21          4,803,906
      1,490,000  Valeant Pharmaceuticals International, Inc. (USD) (b).........    5.88%    05/15/23          1,180,825
                                                                                                         --------------
                                                                                                              8,785,681
                                                                                                         --------------

                 Insurance - 0.5%
      3,500,000  Oil Insurance Ltd. (USD) (b) (h)..............................    3.82%      (i)             2,817,500
                                                                                                         --------------

                 Leisure - 1.1%
      5,755,000  Royal Caribbean Cruises Ltd. (USD) (a)........................    7.50%    10/15/27          7,049,875
                                                                                                         --------------

                 Media - 2.5%
      8,120,000  Altice Luxembourg S.A. (USD) (a) (b)..........................    7.75%    05/15/22          8,500,625
      2,500,000  Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (EUR)...    4.63%    02/15/26          2,926,286
      4,345,000  UPCB Finance IV Ltd. (USD) (b)................................    5.38%    01/15/25          4,431,900
                                                                                                         --------------
                                                                                                             15,858,811
                                                                                                         --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                             COUPON    MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------     --------------
FOREIGN CORPORATE BONDS AND NOTES (Continued)

                 Technology & Electronics - 1.1%
      2,925,000  NXP B.V./NXP Funding LLC (USD) (b)............................    4.63%    06/01/23     $    3,210,188
      3,585,000  Sensata Technologies UK Financing Co., PLC (USD) (b)..........    6.25%    02/15/26          3,898,687
                                                                                                         --------------
                                                                                                              7,108,875
                                                                                                         --------------

                 Telecommunications - 0.7%
        880,000  Telecom Italia Capital S.A. (USD) (a).........................    7.20%    07/18/36            954,800
      2,900,000  Telecom Italia Capital S.A. (USD).............................    7.72%    06/04/38          3,211,750
                                                                                                         --------------
                                                                                                              4,166,550
                                                                                                         --------------

                 Transportation - 0.6%
      2,850,000  Hapag-Lloyd AG (USD) (b)......................................    9.75%    10/15/17          2,842,875
        725,000  Stena AB (USD) (b)............................................    7.00%    02/01/24            592,688
                                                                                                         --------------
                                                                                                              3,435,563
                                                                                                         --------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES............................................        117,571,556
                 (Cost $113,538,664)                                                                     --------------

      PAR
    AMOUNT
    (LOCAL                                                                        STATED     STATED          VALUE
   CURRENCY)                              DESCRIPTION                              RATE     MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------  --------   --------     --------------
CAPITAL PREFERRED SECURITIES - 8.6%

                 Banking - 4.7%
      5,155,000  Bank of America Corp., Series DD (USD) (a) (j)................    6.30%      (i)             5,637,766
      2,675,000  Capital One Financial Corp., Series E (USD) (a) (j)...........    5.55%      (i)             2,711,404
      6,700,000  Citigroup, Inc., Series M (USD) (j)...........................    6.30%      (i)             6,867,500
      3,250,000  Dresdner Funding Trust I (USD) (b)............................    8.15%    06/30/31          3,871,563
      2,825,000  HBOS Capital Funding L.P. (GBP) (j)...........................    6.46%      (i)             3,693,378
        700,000  HSBC Bank Capital Funding Sterling 1 L.P. (GBP) (j)...........    5.84%      (i)               982,732
      1,850,000  Mellon Capital III (GBP) (h)..................................    1.87%    09/05/66          2,124,129
      2,370,000  Wells Fargo & Co., Series S (USD) (j).........................    5.90%      (i)             2,482,575
        610,000  Wells Fargo Capital X (USD)...................................    5.95%    12/15/36            655,750
                                                                                                         --------------
                                                                                                             29,026,797
                                                                                                         --------------

                 Capital Goods - 0.4%
      3,760,000  Textron Financial Corp. (USD) (b) (j).........................    6.00%    02/15/67          2,726,000
                                                                                                         --------------

                 Insurance - 3.5%
      1,800,000  Aviva PLC (GBP) (j)...........................................    6.13%    11/14/36          2,386,367
      3,175,000  Chubb (The) Corp. (USD) (j)...................................    6.38%    04/15/37          3,000,375
      3,500,000  CNP Assurances (EUR) (j)......................................    5.25%      (i)             3,496,350
     11,000,000  Glen Meadow Pass-Through Trust (USD) (a) (b) (j)..............    6.51%    02/12/67          8,690,000
      3,500,000  Lincoln National Corp. (USD) (a) (h)..........................    3.16%    05/17/66          2,854,775
      1,800,000  Lincoln National Corp. (USD) (j)..............................    6.05%    04/20/67          1,408,500
                                                                                                         --------------
                                                                                                             21,836,367
                                                                                                         --------------
                 TOTAL CAPITAL PREFERRED SECURITIES.................................................         53,589,164
                 (Cost $55,289,338)                                                                      --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   PRINCIPAL                                                                                 STATED
     VALUE                                DESCRIPTION                            RATE (K)  MATURITY (L)      VALUE
---------------  --------------------------------------------------------------  --------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 2.7%

                 Automotive - 0.7%
$     2,473,255  Allison Transmission, Inc. Term Loan B3.......................    3.25%     09/23/22    $    2,490,123
      1,726,313  Navistar, Inc. Term Loan B....................................    6.50%     08/07/20         1,735,375
                                                                                                         --------------
                                                                                                              4,225,498
                                                                                                         --------------

                 Healthcare - 0.9%
      6,168,025  Ortho-Clinical Initial Term Loan..............................    4.75%     06/30/21         6,018,944
                                                                                                         --------------

                 Services - 1.1%
      6,630,000  Aramark Corp. F Term Loan.....................................    3.33%     02/24/21         6,663,150
                                                                                                         --------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................       16,907,592
                 (Cost $16,913,857)                                                                      --------------

   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
MORTGAGE-BACKED SECURITIES - 1.6%

                 Collateralized Mortgage Obligations - 0.5%
        421,972  Morgan Stanley Mortgage Loan Trust
                    Series 2007-6XS, Class 2A1S (h)............................    0.64%    02/25/47            410,209
      1,440,295  Specialty Underwriting & Residential Finance Trust
                    Series 2006-BC4, Class A2B (h).............................    0.64%    09/25/37            735,135
      1,965,081  Wells Fargo Mortgage Backed Securities
                    Series 2006-AR7 Trust, Class 2A4 (h).......................    3.09%    05/25/36          1,874,996
                                                                                                         --------------
                                                                                                              3,020,340
                                                                                                         --------------

                 Commercial Mortgage-Backed Securities - 1.1%
      2,565,323  Ace Securities Corp. Home Equity Loan Trust
                    Series 2007-HE2, Class A2A (h).............................    0.65%    12/25/36          1,589,609
        728,347  Carrington Mortgage Loan Trust
                    Series 2006-NC4, Class A5 (h)..............................    0.59%    10/25/36            714,541
         13,860  HSI Asset Securitization Corp. Trust
                    Series 2007-NC1, Class A1 (h)..............................    0.63%    04/25/37             10,012
        650,193  Morgan Stanley ABS Capital I, Inc. Trust
                    Series 2006-HE6, Class A2B (h).............................    0.63%    09/25/36            325,164
      8,371,630  Securitized Asset Backed Receivables LLC
                    Trust Series 2006-FR4, Class A2A (h).......................    0.61%    08/25/36          3,704,387
        793,387  Soundview Home Loan Trust
                 Series 2006-EQ2, Class A2 (h).................................    0.64%    01/25/37            573,026
                                                                                                         --------------
                                                                                                              6,916,739
                                                                                                         --------------
                 TOTAL MORTGAGE-BACKED SECURITIES...................................................          9,937,079
                 (Cost $12,588,681)                                                                      --------------

ASSET-BACKED SECURITIES - 0.2%
        970,783  Keycorp Student Loan Trust
                 Series 2000-A, Class A2 (h)...................................    1.15%    05/25/29            935,647
                 (Cost $899,733)                                                                         --------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

    SHARES                                           DESCRIPTION                                            VALUE
---------------  -----------------------------------------------------------------------------------     --------------
SHORT-TERM INVESTMENT - 0.0%
         57,946  Dreyfus Government Cash Management - Institutional Shares..........................     $       57,946
                 (Cost $57,946)                                                                          --------------

                 TOTAL INVESTMENTS - 124.2%.........................................................        775,143,735
                 (Cost $760,855,645) (m)                                                                 --------------


   PRINCIPAL                                                                      STATED     STATED
     VALUE                                DESCRIPTION                             COUPON    MATURITY         VALUE
---------------  --------------------------------------------------------------  --------   --------     --------------
U.S. GOVERNMENT BONDS SOLD SHORT - (15.9%)
$   (45,200,000) United States Treasury Note...................................    0.88%    02/28/17        (45,283,032)
    (54,750,000) United States Treasury Note...................................    1.38%    09/30/23        (53,888,126)
                                                                                                         --------------
                 TOTAL U.S. GOVERNMENT BONDS SOLD SHORT.............................................        (99,171,158)
                 (Proceeds $99,266,130)                                                                  --------------

CORPORATE BONDS SOLD SHORT - (2.4%)

                 Consumer Goods - (0.9%)
     (5,350,000) ACCO Brands Corp..............................................    6.75%    04/30/20         (5,644,250)
                                                                                                         --------------

                 Energy - (0.7%)
     (2,400,000) Noble Energy, Inc.............................................    4.15%    12/15/21         (2,548,707)
     (2,100,000) Noble Energy, Inc.............................................    3.90%    11/15/24         (2,162,710)
                                                                                                         --------------
                                                                                                             (4,711,417)
                                                                                                         --------------

                 Healthcare - (0.8%)
     (4,770,000) Mylan N.V. (b)................................................    5.25%    06/15/46         (4,847,331)
                                                                                                         --------------
                 TOTAL CORPORATE BONDS SOLD SHORT...................................................        (15,202,998)
                 (Proceeds $14,571,659)                                                                  --------------

                 TOTAL INVESTMENTS SOLD SHORT - (18.3%).............................................       (114,374,156)
                 (Proceeds $113,837,789)
                 OUTSTANDING LOAN - (7.6%)..........................................................        (47,199,784)
                 NET OTHER ASSETS AND LIABILITIES - 1.7%............................................         10,538,984
                                                                                                         --------------
                 NET ASSETS - 100.0%................................................................     $  624,108,779
                                                                                                         ==============

-----------------------------

      (a) This security or a portion of this security is segregated as collateral for investments sold short.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $277,500,521 of total investments and $(4,847,331) of corporate bonds sold short, or 44.5% and (0.8)% of net assets, respectively.

      (c) On October 24, 2014, Momentive Performance Materials, Inc. completed a Bankruptcy Plan of Reorganization. As part of the Bankruptcy Plan of Reorganization, the holders of Momentive Performance Materials, Inc. Senior Secured Lien Notes ("Senior Secured Lien Notes") scheduled to mature on October 15, 2020, received new Momentive Performance Materials, Inc. Second Priority Senior Secured Notes maturing on April 24, 2022, in an exchange for the existing Senior Secured Lien Notes, and received an escrow claim, Momentive Performance Escrow Claim. The escrow claim represents a claim on any cash that remains in a Fee Reserve account. It is unknown if any remaining cash held in the Fee Reserve account will be available after future legal and financial costs are paid.

      (d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act


Page 14                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

            of 1940, as amended. At October 31, 2016, securities noted as such are valued at $2 or 0.0% of net assets.

      (e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by the Fund's Sub-Advisor.

      (f)   Non-income producing security.

      (g)   The issuer is in default and interest is not being accrued.

      (h) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

      (i)   Perpetual maturity.

      (j) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

      (k) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

      (l) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (m) Aggregate cost for federal income tax purposes is $760,025,774. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $37,527,934 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $22,409,973.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   10/31/2016           PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
Corporate Bonds and Notes:
   Basic Industry.............................  $     68,927,333   $             --   $     68,927,331   $              2
   Other Industry Categories*.................       507,217,418                 --        507,217,418                 --
Foreign Corporate Bonds and Notes*............       117,571,556                 --        117,571,556                 --
Capital Preferred Securities*.................        53,589,164                 --         53,589,164                 --
Senior Floating-Rate Loan Interests*..........        16,907,592                 --         16,907,592                 --
Mortgage-Backed Securities:...................
   Collateralized Mortgage Obligations........         3,020,340                 --          3,020,340                 --
   Commercial Mortgage-Backed Securities......         6,916,739                 --          6,916,739                 --
Asset-Backed Securities.......................           935,647                 --            935,647                 --
Short-Term Investment.........................            57,946             57,946                 --                 --
                                                ----------------   ----------------   ----------------   ----------------
Total Investments.............................  $    775,143,735   $         57,946   $    775,085,787   $              2
                                                ================   ================   ================   ================


                        See Notes to Financial Statements                Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                    LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   10/31/2016           PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
U.S. Government Bonds Sold Short..............  $    (99,171,158)  $             --   $    (99,171,158)  $             --
Corporate Bonds Sold Short*...................       (15,202,998)                --        (15,202,998)                --
Forward Foreign Currency Contracts**..........           (22,068)                --            (22,068)                --
                                                ----------------   ----------------   ----------------   ----------------
Total.........................................  $   (114,396,224)  $             --   $   (114,396,224)  $             --
                                                ================   ================   ================   ================

*   See the Portfolio of Investments for industry breakout.

** See the Forward Foreign Currency Contracts table for contract and currency detail.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   Corporate Bonds and Notes................   $              2
Net Realized Gain (Loss)....................                 --
Net Change in Unrealized Appreciation/
   Depreciation.............................                 --
Purchases...................................                 --
Sales.......................................                 --
Transfers In................................                 --
Transfers Out...............................                 --
ENDING BALANCE AT OCTOBER 31, 2016
   Corporate Bonds and Notes................                  2
                                               ----------------
Total Level 3 holdings......................   $              2
                                               ================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2016.

FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            --------------------------------------------------
                                                                  PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT           AMOUNT         VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY    PURCHASED +         SOLD +       OCTOBER 31, 2016   OCTOBER 31, 2016   (DEPRECIATION)
----------   ------------   --------------   --------------   ----------------   ----------------   --------------
02/01/17         JPM        USD  6,555,386   EUR  5,960,000   $      6,555,386   $      6,571,053   $      (15,667)
02/01/17         JPM        USD  9,524,730   GBP  7,770,000          9,524,730          9,531,131           (6,401)
                                                                                                    --------------
Net Unrealized Appreciation (Depreciation).......................................................   $      (22,068)
                                                                                                    ==============

+ Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
            JPM  JPMorgan Chase


Page 16                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
     (Cost $760,855,645)...........................................................................     $  775,143,735
Foreign currency (Cost $165,519)...................................................................            159,294
Receivables:
     Interest......................................................................................         12,132,859
     Due from broker...............................................................................            825,573
     Investment securities sold....................................................................            504,611
                                                                                                        --------------
     Total Assets..................................................................................        788,766,072
                                                                                                        --------------
LIABILITIES:
Borrowings.........................................................................................         47,199,784
Investments sold short, at value (proceeds $113,837,789)...........................................        114,374,156
Unrealized depreciation on forward foreign currency contracts......................................             22,068
Payables:
     Investment securities purchased...............................................................          2,042,579
     Investment advisory fees......................................................................            531,467
     Interest on investments sold short............................................................            310,750
     Audit and tax fees............................................................................             57,200
     Printing fees.................................................................................             43,448
     Custodian fees................................................................................             30,701
     Administrative fees...........................................................................             30,488
     Legal fees....................................................................................              4,963
     Transfer agent fees...........................................................................              4,271
     Trustees' fees and expenses...................................................................              1,444
     Financial reporting fees......................................................................                773
Other liabilities..................................................................................              3,201
                                                                                                        --------------
     Total Liabilities.............................................................................        164,657,293
                                                                                                        --------------
NET ASSETS.........................................................................................     $  624,108,779
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  672,985,370
Par value..........................................................................................            352,456
Accumulated net investment income (loss)...........................................................          3,518,287
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
   swap contracts, foreign currency transactions, futures and investments sold short...............        (66,438,747)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
   swap contracts, foreign currency translation and investments sold short.........................         13,691,413
                                                                                                        --------------
NET ASSETS.........................................................................................     $  624,108,779
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        17.71
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         35,245,603
                                                                                                        ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest...........................................................................................     $   44,462,875
Dividends..........................................................................................             12,366
Other..............................................................................................            118,495
                                                                                                        --------------
     Total investment income.......................................................................         44,593,736
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          5,977,649
Interest expense on investments sold short.........................................................          1,405,117
Margin interest expense............................................................................            869,077
Administrative fees................................................................................            309,942
Short sale fees....................................................................................            184,442
Printing fees......................................................................................            132,974
Custodian fees.....................................................................................             64,422
Audit and tax fees.................................................................................             61,352
Excise tax expense.................................................................................             40,958
Transfer agent fees................................................................................             26,368
Trustees' fees and expenses........................................................................             19,056
Legal fees.........................................................................................             18,823
Financial reporting fees...........................................................................              9,250
Other..............................................................................................             67,227
                                                                                                        --------------
     Total expenses................................................................................          9,186,657
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         35,407,079
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................        (30,213,945)
     Forward foreign currency contracts............................................................          3,659,193
     Swap contracts................................................................................           (292,935)
     Foreign currency transactions.................................................................             99,740
     Short sales...................................................................................            576,122
                                                                                                        --------------
Net realized gain (loss)...........................................................................        (26,171,825)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         42,147,288
     Forward foreign currency contracts............................................................           (230,290)
     Swap contracts................................................................................            681,792
     Foreign currency translation..................................................................            (38,592)
     Short positions...............................................................................         (1,319,129)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         41,241,069
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         15,069,244
                                                                                                        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................     $   50,476,323
                                                                                                        ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2016         10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   35,407,079     $   39,955,911
Net realized gain (loss).........................................................       (26,171,825)       (19,247,511)
Net change in unrealized appreciation (depreciation).............................        41,241,069        (54,704,824)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................        50,476,323        (33,996,424)
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (37,536,441)       (45,376,676)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (37,536,441)       (45,376,676)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares*.....................................................        (9,139,757)        (2,272,860)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........        (9,139,757)        (2,272,860)
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................         3,800,125        (81,645,960)

NET ASSETS:
Beginning of period..............................................................       620,308,654        701,954,614
                                                                                     --------------     --------------
End of period....................................................................    $  624,108,779     $  620,308,654
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period........................    $    3,518,287     $    3,499,351
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        35,902,223         36,056,159
Common Shares repurchased........................................................          (656,620)          (153,936)
                                                                                     --------------     --------------
Common Shares at end of period...................................................        35,245,603         35,902,223
                                                                                     ==============     ==============

-----------------------------

* On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on September 15, 2016, but on September 15, 2016, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the year ended October 31, 2016, and the year ended October 31, 2015, the Fund repurchased 656,620 and 153,936, respectively, of its shares at a weighted-average discount of 15.14% and 14.45%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 992,252 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2017.


                        See Notes to Financial Statements                Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $   50,476,323
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (436,895,763)
     Borrowed investments sold short.............................................       106,089,727
     Sales, maturities and paydowns of investments...............................       344,529,038
     Borrowed investments purchased..............................................       (51,673,058)
     Net amortization/accretion of premiums/discounts on investments.............          (130,582)
     Net realized gain/loss on investments.......................................        30,213,945
     Net realized gain/loss on investments sold short............................          (576,122)
     Net change in unrealized appreciation/depreciation on
        forward foreign currency contracts.......................................           230,290
     Net change in unrealized appreciation/depreciation on
        investments sold short...................................................         1,319,129
     Net change in unrealized appreciation/depreciation on investments...........       (42,147,288)
     Net decrease in restricted cash.............................................           658,466
CHANGES IN ASSETS AND LIABILITIES:
     Increase in due from broker.................................................          (825,573)
     Increase in interest receivable.............................................        (1,053,093)
     Decrease in prepaid expenses................................................            14,444
     Decrease in interest payable on investments sold short......................           (11,051)
     Increase in investment advisory fees payable................................             7,003
     Increase in legal fees payable..............................................             1,427
     Increase in printing fees payable...........................................             8,738
     Decrease in administrative fees payable.....................................          (102,489)
     Increase in custodian fees payable..........................................             9,171
     Increase in transfer agent fees payable.....................................             1,981
     Decrease in Trustees' fees and expenses payable.............................              (553)
     Increase in financial reporting fees payable................................                 2
     Decrease in variation margin fees payable...................................           (16,169)
     Increase in other liabilities payable.......................................             1,883
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $      129,826
                                                                                                        --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Repurchase of Common Shares.................................................        (9,473,707)
     Distributions to Common Shareholders from net investment income.............       (37,536,441)
     Net proceeds from borrowing.................................................        46,621,169
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                             (388,979)
                                                                                                        --------------
Decrease in cash and foreign currency (a)........................................                             (259,153)
Cash and foreign currency at beginning of period.................................                              418,447
                                                                                                        --------------
Cash and foreign currency at end of period.......................................                       $      159,294
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    2,285,245
                                                                                                        ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(38,592).


Page 20                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------
                                                          2016         2015         2014         2013         2012
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period............        $  17.28     $  19.47     $  19.63     $  19.05     $  17.82
                                                        --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................            1.00         1.11         1.31         1.35         1.41
Net realized and unrealized gain (loss).........            0.44        (2.05)       (0.15)        0.64         1.42
                                                        --------     --------     --------     --------     --------
Total from investment operations................            1.44        (0.94)        1.16         1.99         2.83
                                                        --------     --------     --------     --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................           (1.06)       (1.26)       (1.32)       (1.33)       (1.44)
Net realized gain...............................              --           --           --           --        (0.16)
Return of capital...............................              --           --           --        (0.08)          --
                                                        --------     --------     --------     --------     --------
Total distributions to Common Shareholders......           (1.06)       (1.26)       (1.32)       (1.41)       (1.60)
                                                        --------     --------     --------     --------     --------
Capital share repurchases.......................            0.05         0.01           --           --           --
                                                        --------     --------     --------     --------     --------
Net asset value, end of period..................        $  17.71     $  17.28     $  19.47     $  19.63     $  19.05
                                                        ========     ========     ========     ========     ========
Market value, end of period.....................        $  15.52     $  14.96     $  17.19     $  17.62     $  18.78
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (a).......           10.24%       (3.89)%       6.86%       11.32%       17.09%
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON MARKET VALUE (a)..........           11.58%       (5.76)%       5.12%        1.36%       23.69%
                                                        ========     ========     ========     ========     ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............        $624,109     $620,309     $701,955     $707,807     $686,715
Ratio of total expenses to average net assets...            1.54%        1.66%        1.75%        1.72%        1.88%
Ratio of total expenses to average net assets
   excluding interest expense...................            1.16%        1.21%        1.26%        1.27%        1.32%
Ratio of net investment income (loss) to
   average net assets...........................            5.92%        6.05%        6.59%        6.93%        7.83%
Portfolio turnover rate.........................              36%          26%          28%          28%          24%

-----------------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.


                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans")(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of October 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation/(depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. FUTURES CONTRACTS

The Fund purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statement of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked to market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statement of Assets and Liabilities.

If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts during the year ended October 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


G. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At October 31, 2016, the Fund had $47,199,784 in borrowings associated with investments sold short as shown in "Borrowings" on the Statement of Assets and Liabilities and $114,374,156 of investments sold short as shown in "Investments sold short, at value" on the Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. On September 1, 2016, the Overnight Bank Funding Rate replaced the Federal Funds Rate. At October 31, 2016, the Fund had a debit margin balance with an interest rate of 1.16%. For the year ended October 31, 2016, margin interest expense was $869,077, as shown on the Statement of Operations. For the year ended October 31, 2016, the average margin balance and interest rate were $77,744,832 and 1.09%, respectively.

H. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in "restricted cash" on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in "variation margin on swaps payable" in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as "net realized gain (loss) on swap contracts" on the Statement of Operations.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or a third-party pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The Fund did not hold any swap contracts as of October 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2016, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $2,148,298, a decrease in accumulated net realized gain (loss) on investments by $2,107,340 and a decrease to paid-in capital of $40,958. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

                                                          2016          2015
Distributions paid from:
Ordinary income.....................................  $ 37,536,441  $ 45,376,676
Capital gain........................................            --            --
Return of capital...................................            --            --

As of October 31, 2016, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.......................  $  2,962,105
Undistributed capital gains.........................            --
                                                      ------------
Total undistributed earnings........................     2,962,105
Accumulated capital and other losses................   (66,385,309)
Net unrealized appreciation (depreciation)..........    14,543,352
                                                      ------------
Total accumulated earnings (losses).................   (48,879,852)
Other...............................................      (349,195)
Paid-in capital.....................................   673,337,826
                                                      ------------
Net assets..........................................  $624,108,779
                                                      ============

J. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2016, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2016 the Fund had post-enactment net capital losses for federal income tax purposes of $66,385,309 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


K. EXPENSES

The Fund will pay all expenses directly related to its operations.

L. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016 the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, The Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October 31, 2016, were $257,405,992 and $157,750,902, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $51,673,058 and $106,089,727, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Forward foreign      Currency Risk        Unrealized appreciation       $       --   Unrealized depreciation       $   22,068
currency contracts                        on forward foreign                         on forward foreign
                                          currency contracts                         currency contracts

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2016


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------

CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts     $  3,659,193
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                          (230,290)

CREDIT RISK
Net realized gain (loss) on swap contracts                             (292,935)
Net change in unrealized appreciation (depreciation) on
   swap contracts                                                       681,792

During the year ended October 31, 2016, the notional values of forward foreign currency contracts opened and closed were $247,345,398 and $231,036,399, respectively.

The average volume of credit default swap contracts was $10,747,268 for the year ended October 31, 2016.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts, futures contracts and swap contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 21, 2016, the Fund declared a distribution of $0.100 per share to Common Shareholders of record on December 5, 2016, payable December 12, 2016.

On December 12, 2016, the Board of Trustees approved a change in the Fund's non-fundamental investment policy to allow the Fund to hold up to 300 issues in its portfolio at any time. Previously, the Fund had been limited to holding up to 200 issues.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST HIGH INCOME LONG/SHORT
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust High Income Long/Short Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2016, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Distributions paid to foreign shareholders between the period January 1, 2016 and October 31, 2016 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 26, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust High Income Long/Short Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 29,389,996, the number of votes against was 1,505,145 and the number of broker non-votes was 4,504,174. The number of votes cast in favor of Mr. Nielson was 29,367,327, the number of votes against was 1,527,814 and the number of broker non-votes was 4,504,174. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the "Board") of First Trust High Income Long/Short Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and MacKay Shields LLC (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fees for the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage, noting that the Fund uses non-traditional leverage by shorting bonds and reinvesting the proceeds; (iii) only two of the peer funds employ an advisor/sub-advisor management structure with an unaffiliated sub-advisor; and
(iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was slightly above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one- and three-year periods and underperformed the MPI Peer Group average of the five-year period ended December 31, 2015. The Board also noted that the Fund underperformed the benchmark index in the one- and five-year periods, but outperformed the benchmark index in the three-year period ended December 31, 2015. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns, noting that the Sub-Advisor reduced leverage during 2015. The Board also received information on the Fund's annual distribution rate as of December 31, 2015 and the Fund's average trading discount during 2015 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it will not experience significant economies of scale based on the current level of assets of the Fund and the level of other assets under the management of the portfolio management team. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered information provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (2)                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services,                 137        Director of ADM
c/o First Trust Advisors L.P.                       Inc. (Futures Commission Merchant)                           Investor Services,
120 East Liberty Drive,         o Since Fund                                                                     Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 East Liberty Drive,         o Since June 2006                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,         o Since Fund        Harapan Educational Foundation                               Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Three-Year Term   Chief Executive Officer, First Trust              137        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,         o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors
D.O.B.: 09/55                                       LLC (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)


    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND               LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term          Managing Director and Chief Financial
120 E. Liberty Drive,   Executive Officer                                       Officer (January 2016 to Present), Controller
  Suite 400                                          o Since January 2016       (January 2011 to January 2016), Senior Vice
Wheaton, IL 60187                                                               President (April 2007 to January 2016), First
D.O.B.: 01/66                                                                   Trust Advisors L.P. and First Trust
                                                                                Portfolios L.P.; Chief Financial Officer,
                                                                                BondWave LLC (Software Development
                                                                                Company) (January 2016 to Present) and
                                                                                Stonebridge Advisors LLC (Investment
                                                                                Advisor) (January 2016 to Present)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term          Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                       Vice President (April 2012 to July 2016), First
  Suite 400             Accounting Officer           o Since January 2016       Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                               Portfolios L.P.; Vice President (September
D.O.B.: 08/72                                                                   2006 to April 2012), Guggenheim Funds
                                                                                Investment Advisors, LLC/Claymore
                                                                                Securities, Inc.

W. Scott Jardine        Secretary and Chief          o Indefinite Term          General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                           First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Fund Inception     Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                                               Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term          Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                           Vice President (September 2005 to July 2012),
  Suite 400                                          o Since Fund Inception     First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                               Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term          Deputy General Counsel, First Trust
120 E. Liberty Drive,   and Assistant Secretary                                 Advisors L.P. and First Trust Portfolios L.P.
  Suite 400                                          o Chief Compliance
Wheaton, IL 60187                                      Officer since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       since Fund Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd floor
New York, NY 10105

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2015 and $52,000 for the fiscal year ended October 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $3,000 for the fiscal year ended October 31, 2016. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2015 and $5,200 for the fiscal year ended October 31, 2016. The fees for 2015 and 2016 were for tax return preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2015 were $5,200 for the Registrant and $12,500 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2016 were $8,200 for the Registrant and $13,000 for the Registrant's investment adviser.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

INFORMATION PROVIDED AS OF DECEMBER 14, 2016

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant. As of October 31, 2016, MacKay Shields had approximately $96.6 billion in assets under management.

DAN ROBERTS, PHD, EXECUTIVE MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER AND HEAD AND CHIEF INVESTMENT OFFICER OF GLOBAL FIXED INCOME DIVISION

Mr. Roberts has 40 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

LOUIS N. COHEN, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Cohen has 39 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

MICHAEL KIMBLE, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Kimble has 33 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners. MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Fixed Income Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Dan Roberts, as Head of the Team, is ultimately responsible and has final decision-making power.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2016.

                                                                                      # of Accounts
                                                                                       Managed for    Total Assets for
                                                     Total # of                       which Advisory   which Advisory
   Name of Portfolio                                  Accounts                         Fee is Based    Fee is Based on
Manager or Team Member*       Type of Accounts*        Managed       Total Assets     on Performance     Performance
------------------------- -------------------------- ------------ ------------------- --------------- ------------------
1.  Dan Roberts           Registered Investment           12         $ 6.016 Bil            0            $    0
                          Companies:
                          Other Pooled Investment         35         $15.385 Bil            4            $1.503 Bil
                          Vehicles:

                          Other Accounts:                143         $27.646 Bil            4            $1.511 Bil

                          Registered Investment           12         $ 5.816 Bil            0            $    0
2.  Louis Cohen           Companies:
                          Other Pooled Investment         35         $15.385 Bil            4            $1.503 Bil
                          Vehicles:

                          Other Accounts:                143         $27.646 Bil            4            $1.511 Bil

                          Registered Investment            9         $ 4.289 Bil            0            $    0
3. Michael Kimble         Companies:
                          Other Pooled Investment         35         $15.385 Bil            4            $1.503 Bil
                          Vehicles:

                          Other Accounts:                143         $27.646 Bil            4            $1.511 Bil

* The Global Fixed Income Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

POTENTIAL CONFLICTS OF INTERESTS

Most of our clients pay us an investment advisory or management fee that is based on the amount of assets in the clients' accounts. These are commonly referred to as "asset-based fees". Some of our clients pay us fees calculated as a percentage of returns, or as a percentage of the increase in net asset value. These fees may be tied to a client-directed benchmark and may be subject to a loss carry forward. They are commonly referred to as "performance-based fees".

The Global Fixed Income team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as "side-by-side management." Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark. Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields' Legal/Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type, other concentration limits, specific investment objectives, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation. If the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

Our Valuation Procedures provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by at least two disinterested portfolio managers from one or more other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

The Firm's cross trading policy provides that all cross trades must be pre-cleared by the Legal/Compliance Department and requires, among other things, that the transaction (i) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (ii) be effected at the independent market price of the security determined in accordance with applicable methodology; and (iii) be effected with no brokerage transaction.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures:

a) Each portfolio manager will determine, separately from any other managers the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager's orders as described above.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF OCTOBER 31, 2016.

Fixed compensation is primarily paid through a portfolio manager's annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields has performance-based fee arrangements with "eligible clients" (as that term is defined under Rule 205-3 of the Advisers Act). In these cases a portion of these performance-based fees may be included in the incentive program described above.

MacKay Shields does not align the portfolio managers' compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under their management; (iii) revenue and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm's policies and procedures, and contribution to the firm's goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager results in an increase in profitability, the portfolio manager's compensation may also increase. There is no difference between the method used in determining portfolio managers' compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan. For those portfolio managers whose total compensation exceeds a pre-determined threshold, a portion of their total compensation is paid in plan awards which vest and pay out after several years. Thus, portfolio managers share in the business results and success of the firm. The portfolio managers involved in managing the Fund's investments participate in the phantom equity plan.

Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days' prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers' employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager's ability to manage the Fund.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF OCTOBER 31, 2016.

                              Dollar Range of Fund Shares
      Name                         Beneficially Owned

      Dan Roberts                          $0
      Louis Cohen                  $100,001-$500,000
      Michael Kimble                       $0


(B) Taylor Wagenseil has stepped down from the Portfolio Management Team purusuant to his plans to retire in 2017.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

                 (A) TOTAL                          (C) TOTAL NUMBER OF        (D) MAXIMUM NUMBER (OR
                 NUMBER OF       (B) AVERAGE        SHARES (OR UNITS)          APPROXIMATE DOLLAR VALUE) OF
                 SHARES (OR      PRICE PAID         PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY YET
                 UNITS)          PER SHARE          PUBLICLY ANNOUNCED         BE PURCHASED UNDER THE PLANS
PERIOD           PURCHASED       (OR UNIT)          PLANS OR PROGRAMS          OR PROGRAMS
-------------------------------------------------------------------------------------------------------------
Month #1         190,522         $14.359            344,458                    1,458,350
(11/01/2015-
11/30/2015)

Month #2         136,177         $13.873            480,635                    1,322,173
(12/01/2015-
12/31/2015)

Month #3         188,309         $13.631            668,944                    1,133,864
(1/01/2016-
1/31/2016)

Month #4         114,608         $13.359            783,552                    1,019,256
(2/01/2016-
2/29/2016)

Month #5               0              --            783,552                    1,019,256
(3/01/2016-
3/31/2016)

Month #6               0              --            783,552                    1,019,256
(4/01/2016-
4/30/2016)

Month #7               0              --            783,552                    1,019,256
(5/01/2016-
5/31/2016)

Month #8               0              --            783,552                    1,019,256
(6/01/2016-
6/30/2016)

Month #9               0              --            783,552                    1,019,256
(7/01/2016-
7/31/2016)

Month #10              0              --            783,552                    1,019,256
(8/01/2016-
8/31/2016)

Month #11              0              --            783,552                    1,019,256
(9/01/2016-
9/30/2016)

Month #12         27,004         $15.443            810,556                      992,252
(10/01/2016-
10/31/2016)

Total            656,620         $13.919            810,556                      992,252
-------------------------------------------------------------------------------------------------------------

On September 15, 2015, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees of the Fund (the "Board") authorized the continuation of the Fund's share repurchase program. The program again expired on September 15, 2016, but on September 15, 2016, the Fund again announced that the Board authorized the continuation of the Fund's share repurchase program. For the year ended October 31, 2016, and the year ended October 31, 2015, the Fund repurchased 656,620 and 153,936, respectively, of its shares at a weighted-average discount of 15.14% and 14.45%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, until the earlier of (i) the repurchase of an additional 992,252 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2017.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust High Income Long/Short Fund
                 ----------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.